Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7

AMENDMENT NO. 7, dated as of June 16, 2026 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022 (as amended by that certain Amendment No. 1, dated as of June 30, 2023, as amended by that certain Amendment No. 2, dated as of November 7, 2023, as amended by that certain Amendment No. 3, dated as of February 3, 2025, as amended by that certain Amendment No. 4, dated as of February 11, 2025, as amended by that certain Amendment No. 5, dated as of December 8, 2025, as amended by that certain Amendment No. 6, dated as of April 16, 2026, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (the “Company”), CITIBANK, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and each Subsidiary Guarantor from time to time party hereto (collectively, the “Subsidiary Guarantors” and individually, a “Subsidiary Guarantor” and, together with the Company, the “Loan Parties”).

WHEREAS, the Company has informed the Administrative Agent and the Lenders that it intends to enter into a supply and license agreement with Corteva Agriscience LLC (“Corteva”), a subsidiary of Corteva, Inc., pursuant to which, among other things, (i) the Company will grant Corteva a license with respect to certain intellectual property related to the Rimisoxafen molecule described in Schedule 1 hereto (collectively, the “Rimi IP”), (ii) the Company will receive a payment of $200,000,000 from Corteva (the “Payment”), subject to a contingent obligation of the Company to refund all or a portion of the Payment if certain milestones are not achieved (the “Refund Obligation”), and (iii) to secure the Refund Obligation, the Company will grant Corteva a first priority security interest in the Rimi IP (the “Corteva Lien”) (collectively, the “Corteva Transaction”);

WHEREAS, the Company has requested that the Required Lenders (i) amend the Credit Agreement to expressly permit the Corteva Lien, and (ii) direct the Administrative Agent to release the Rimi IP from the Collateral securing the Obligations in connection with the Corteva Transaction;

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve such amendment and provide such direction, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendments of Credit Agreement. Effective as of the Seventh Amendment Effective Date (as defined below):

(a) Section 6.04(a) of the Credit Agreement is hereby amended by adding the following new clause (x) immediately after clause (ix) thereof:

“(x) Liens on the intellectual property of the U.S. Borrower listed on Schedule V hereto (collectively, the “Rimi IP”) securing obligations of the U.S. Borrower in respect of a refund obligation owing to Corteva Agriscience LLC or its Affiliates, such obligations not to exceed $200,000,000 in the aggregate at any time, pursuant to that certain supply and license agreement entered into on or around the date hereof (as amended, restated, supplemented or otherwise modified from time to time), between the U.S. Borrower and Corteva Agriscience LLC and/or its Affiliates; provided that such Liens shall encumber only the Rimi IP (and no other Collateral or other assets of the U.S. Borrower or any other Loan Party);”

(b) Schedule V, which is attached hereto as Schedule 1, is hereby added to and shall become part of the Credit Agreement.

SECTION 1.03. Administrative Agent; Collateral Documents.

(a) The Lenders party hereto, constituting the Required Lenders under the Credit Agreement, hereby authorize and direct the Administrative Agent, pursuant to Section 8.09(d)(v) of the Credit Agreement, to release the Liens on the Rimi IP created pursuant to the Loan Documents, and to execute and deliver (or authorize the filing of) such partial releases, UCC-3 amendments, intellectual property releases and other instruments and documents as may be necessary or appropriate to evidence such release, in each case concurrently with or immediately prior to the grant of the Corteva Lien, subject to the rights, protections and immunities set forth in Sections 2.12(d) and (e), 8.05 and 9.04 and other applicable provisions of the Credit Agreement and the other Loan Documents. For the avoidance of doubt, such release shall be limited solely to the Rimi IP listed on Schedule 1 hereto and shall not affect any Lien on any other Collateral.

(b) Upon the termination or release of the Corteva Lien (whether by reason of the reduction of the Refund Obligation below the applicable threshold or otherwise), the Required Lenders hereby authorize and direct the Administrative Agent to take all actions necessary or appropriate to re-grant and re-perfect the Liens on the Rimi IP for the benefit of the Secured Parties, including by executing and delivering (or authorizing the filing of) such security agreements, UCC financing statements, intellectual property security agreements and other instruments and documents as may be necessary or appropriate to re-grant and re-perfect the Liens on the Rimi IP created pursuant to the Loan Documents, subject to the rights, protections and immunities set forth in Sections 2.12(d) and (e), 8.05 and 9.04 and other applicable provisions of the Credit Agreement and the other Loan Documents.

(c) The Company shall (i) promptly notify the Administrative Agent upon the termination or release of the Corteva Lien (and in any event within five (5) Business Days thereof), and (ii) within ten (10) Business Days following such termination or release (or such longer period as the Administrative Agent may agree in writing, which may be provided by email, in its sole discretion), (A) execute and deliver to the Administrative Agent such security agreements, intellectual property security agreements, UCC financing statements and other instruments and documents as may be necessary or appropriate to re-grant and re-perfect the Liens on the Rimi IP for the benefit of the Secured Parties on the same basis as existed immediately prior to the release contemplated by clause (a), and (B) cooperate with the Administrative Agent and take all actions reasonably requested by the Administrative Agent to effectuate the release contemplated by clause (a) and the re-grant and re-perfection contemplated by clause (b) above.

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(d) The failure of the Company to comply with the obligations set forth in clause (c) within the time period specified therein (as may be extended pursuant to clause (c)(ii)) shall constitute an Event of Default under Section 7.01(c)(i) of the Credit Agreement.

SECTION 1.04. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Seventh Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent and each Lender):

(a) The Administrative Agent (or its counsel) shall have received each of the following (together with the schedules and exhibits thereto, if any):

(i) counterparts of this Amendment executed by (x) the Company, (y) the Subsidiary Guarantors, and (z) the Lenders constituting Required Lenders;

(ii) a certificate of a senior officer of the Company to the effect that (x) the representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement are correct (other than any such representations or warranties which, by their terms, refer to a prior date), (y) no event has occurred and is continuing which constitutes a Default, and (z) the Company and its Subsidiaries, on a consolidated basis, are solvent as of the Seventh Amendment Effective Date after giving effect to the transactions contemplated hereby;

(iii) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request, including without limitation, at least five Business Days prior to the Seventh Amendment Effective Date, all documentation and other information relating to the Loan Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any Loan Party that constitutes a “legal entity customer” under 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (each, a “Beneficial Ownership Certificate”), in each case, as reasonably requested by any of the Administrative Agent and the Lenders at least 10 Business Days prior to the Seventh Amendment Effective Date.

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent; and

(c) The representations and warranties contained in Section 2.01 of this Amendment, Article V (Representations and Warranties) of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except any representations and warranties that are qualified by materiality, which are true and correct in all respects) as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date.

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The Administrative Agent shall notify the Company and the Lenders of the Seventh Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, as of the Seventh Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Seventh Amendment Effective Date, the Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended hereby on the Seventh Amendment Effective Date, will constitute, legal, valid and binding obligations of each such Loan Party, enforceable against such Loan Party, in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(a) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Seventh Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to this Amendment.

(b) Immediately prior to and after giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Seventh Amendment Effective Date.

SECTION 2.02. Acknowledgment and Reaffirmation. Each Subsidiary Guarantor party hereto hereby acknowledges that its consent to this Amendment is not required, but nevertheless does hereby agree and consent to this Amendment and to the transactions contemplated herein. Each of the Company and each Subsidiary Guarantor agrees and acknowledges that, notwithstanding the effectiveness of this Amendment, (a) its guarantee of the Obligations pursuant to the Guarantee and Collateral Agreement and any other Loan Document shall remain in full force and effect without modification and (b) nothing herein shall in any way limit any of the terms or provisions of such guarantee or its obligations under any Loan Document to which it is a party, all of which are hereby ratified, confirmed and reaffirmed in all respects. Each of the Company and each Subsidiary Guarantor hereby reaffirms its grant of a continuing security interest in and Lien upon its Collateral (other than the Rimi IP released pursuant hereto) to the Administrative Agent, for the benefit of the Secured Parties, as provided in the Loan Documents.

SECTION 2.03. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements

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contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(a) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement, including, but not limited to, Section 9.12 (Submission to Jurisdiction; Service of Process) and Section 9.13 (Waiver of Jury Trial) of Article IX of the Credit Agreement, shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.05. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.06. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Vice President and Treasurer

The Subsidiary Guarantors

FMC VENTURES LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES DCVC LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES TRACE GENOMICS LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES KIWI LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES SCANIT LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES BIOPHERO LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES AGROSPHERES LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC FUNDING CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

FMC OVERSEAS LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

SHERMAN ONE, INC.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

SHERMAN TWO, INC.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

FMC SINGAPORE HOLDINGS LLC

By:	/s/ William F. Chester
Name: William F. Chester
Title: Authorized Representative

FMC US HOLDINGS LLC

By: FMC HOLDINGS 2 PTE. LTD., as its Member

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

FMC QUIMICA HOLDINGS LLC

By: FMC SWITZERLAND II GMBH, as its Member

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Chairman of the Management Board

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC HOLDINGS 2 PTE. LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank and Swing Loan Lender

By:	/s/ David Jaffe
Name: David Jaffe
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Issuing Bank and Swing Loan Lender

By:	/s/ Amanda Ylvisaker
Name: Amanda Ylvisaker
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:	/s/ Victor Padilla
Name: Victor Padilla
Title: Director

By:	/s/ Ma Claudine Fernandez
Name: Ma Claudine Fernandez
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as a Lender

By:	/s/ Matthew Ylarregui
Name: Matthew Ylarregui
Title: Associate Portfolio Manager

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Blakely Engel
Name: Blakely Engel
Title: Executive Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

Banco Santander, S.A., New York Branch, as a Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Zara Kamal
Name: Zara Kamal
Title: Executive Director

TRUIST BANK, as a Lender

By:	/s/ Alexander Harrison
Name: Alexander Harrison
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Trevor Pahn
Name: Trevor Pahn
Title: Assistant Vice President

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

CITIZENS BANK, N.A., as a Lender

By:	/s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Robert Graff
Name: Robert Graff
Title: Managing Director

By:	/s/ Elizabeth Halfin
Name: Elizabeth Halfin
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dungan
Name: Michael P. Dungan
Title: Senior Vice President